Supplement dated February 27, 2004 to each prospectus dated May 1, 2003 for
M’s Versatile Product Flexible Premium Variable Life Insurance Policy
and to prospectus dated October 2, 2003 for
M’s Versatile Product-Survivorship Last Survivor Flexible Premium Variable Life Insurance Policy
(each a “policy”) Issued by Pacific Life Insurance Company

Reorganizations of Pacific Select Fund Portfolios: • Small-Cap Equity Portfolio into Small-Cap Index Portfolio	On April 30, 2004 (the “reorganization date”), the following transactions (“reorganization”) are scheduled to occur:

• The assets of Pacific Select Fund Small-Cap Equity Portfolio, the underlying portfolio for the Small-Cap Equity variable account, will be transferred to the Pacific Select Fund Small-Cap Index Portfolio in exchange for shares of the Small-Cap Index Portfolio.

Termination of investment option: • Small-Cap Equity Other terms of your policy will not change as a result of the transactions described in this supplement.	At the same time that the reorganization occurs, the corresponding accumulation units of the Small-Cap Equity variable account will automatically be transferred to the Small-Cap Index variable account in exchange for corresponding units of that investment option.

The Small-Cap Equity variable account will cease to exist.

You need not take any action regarding the reorganization. The transfer of any accumulation units you hold in the Small-Cap Equity variable account will occur automatically on the reorganization date and will not count toward any transfer limitation.

If you do not wish to participate in the investment option in which you’ve acquired accumulation units as the result of the reorganization, you can transfer among the investment options as usual. There will be no charge on transfers for at least 60 days from the reorganization date. Thereafter, Pacific Life reserves the right to impose transfer fees for transfers as stated in the prospectus, but there is no current plan to do so. Any transfer made from the Small-Cap Index variable account during this time will not count toward the 20 transfer limitation we impose on the number of transfers you may make.

Outstanding instructions	Unless you instruct us otherwise, to the extent any outstanding instruction you have on file with us designates the Small-Cap Equity investment option, the instruction will be deemed an instruction for the Small-Cap Index investment option.

This includes, but is not limited to, instructions for net premium allocations, transfer instructions (including instructions under any automatic transfer, portfolio rebalancing and dollar cost averaging programs), and partial withdrawal and monthly deduction instructions.

Postponement or termination of the transactions	If the reorganization is postponed or terminated, the corresponding transfer of variable account assets for the reorganization will also be postponed or terminated. We will notify you if either of these events occur.

Transferring among investment options is revised	The first four paragraphs, with bullet points, and the sidebar information is replaced with:

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in Policy basics in your prospectus.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see Policy basics in your prospectus.	Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.

• Transfers are limited to 20 for the period beginning March 1, 2004 through December 31, 2004. Starting in 2005, transfers are limited to 25 for each calendar year.

• If you have used all of the above transfers, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

• Additionally, only 2 transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, and Variable Account I.

• For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of accumulated value from the loan account into the investment options following a loan payment is considered a transfer under these limitations. Transfers into the loan account, or transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the first year transfer program or an asset allocation program we approve are excluded from the limitation.

• There is no minimum amount required if you’re making transfers between variable investment options.

If you live in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you can make a transfer to the fixed options any time during the first 18 months of your policy.
• You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

• You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

You’ll find more about the first year transfer program later in this section.	• $5,000 or 25% of your policy’s accumulated value in the Fixed account

   • $5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this section. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer but we may charge you $25 per transfer in the future. You will always be permitted at least 12 free transfers per policy year.

• There is no minimum required value for the investment option you’re transferring to or from.

• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make.

2